Exhibit 23.2
                                  ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this Registration Statement on Form S-8 related to the Louisiana-Pacific Corporation 1997 Incentive Stock Award Plan.


                                                  ARTHUR ANDERSEN LLP


Portland, Oregon,
     May 27, 1998